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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________


                                   FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 14, 2004
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                                 IA Global, Inc.
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               (Exact Name of Registrant as specified in Charter)



         Delaware                      1-15863                  13-4037641
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification Number)



        533 Airport Boulevard, Suite 400, Burlingame, CA        94010
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           (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (650) 685-2403
                                                           --------------

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

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 14, 2004, the compensation committee approved 650,000 of stock options for the management of Rex Tokyo, including 350,000 to Hiroyuki Ejima, Chief Executive Officer of Rex Tokyo. The options were granted at the fair market price of $.26 per share on December 13, 2004. In accordance with 2000 stock option plan, the stock options vest quarterly over three years and expire in December 13, 2014.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 14, 2004, the company issued a press release announcing increased revenue guidance of $9,500,000 to $10,200,000 for the 4th quarter of 2004 and $29,000,000 to $30,000,000 for full year 2004. This press release, which is furnished as Exhibit 99.1, is incorporated herein by reference.

ITEM 5.05 AMENDMENT TO THE COMPANY'S CODE OF CONDUCT AND ETHICS, OR WAIVER OF A PROVISION OF THE CODE CONDUCT AND ETHICS

On December 15, 2004, the company approved an amendment to the Company's Code of Conduct and Ethics. This amendment is furnished as Exhibit 99.2 and is incorporated herein by reference. The amended Code of Conducts and Ethics is also available at www.iaglobalinc.com.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Financial statements of business acquired - None.

    (b) Pro Forma financial information - None.

    (c) Exhibits:

    EXHIBIT NO.                    DESCRIPTION
    -----------                    -----------

       99.1 Press release dated December 14, 2004 announcing increased revenue guidance of $9,500,000-10,200,000 for the 4th quarter of 2004 and $29,000,000 to $30,000,000 for the full year 2004.

       99.2       Amended Code of Conduct & Ethics dated December 14, 2004


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NOTE: THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS (WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934) REGARDING US AND OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS. SPECIFICALLY, THE STATEMENT IN THIS REPORT RELEASE CONCERNING THE PROJECTED REVENUES FOR THE FOURTH QUARTER OF 2004 AND 2004 ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS IN THIS REPORT REFLECT THE GOOD FAITH JUDGMENT OF OUR MANAGEMENT AND THE STATEMENTS ARE BASED ON FACTS AND FACTORS AS WE CURRENTLY KNOW THEM. FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL RESULTS AND OUTCOMES MAY DIFFER MATERIALLY FROM THE RESULTS AND OUTCOMES DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. READERS ARE URGED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS WHICH SPEAK ONLY AS OF THE DATE OF THIS REPORT. WE UNDERTAKE NO OBLIGATION TO REVISE OR UPDATE ANY FORWARD-LOOKING STATEMENTS IN ORDER TO REFLECT ANY EVENT OR CIRCUMSTANCE THAT MAY ARISE AFTER THE DATE OF THE REPORT.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 17, 2004               IA Global, Inc.
                                        (Registrant)


                                        By: /s/ Alan Margerison
                                            -------------------
                                            Alan Margerison
                                            President and
                                            Chief Executive Officer


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